Trade receivables	12 Months Ended
Jun. 30, 2025
Trade receivables
Trade receivables

6.   Trade receivables

Accounting policy

Trade receivables correspond to amounts receivable from customers for the sale of goods or services in the ordinary course of the Group’s business.

A receivable is recognized if an amount of consideration that is unconditional is due from the customer (i.e., only the passage of time is required before payment of the consideration is due). Refer to accounting policies of financial assets in Note 7.

Critical accounting estimates and judgments

The measurement of Allowance for expected credit losses on trade receivables requires significant management judgment. In accordance with IFRS 9, the Group applies the simplified approach and recognizes lifetime expected credit losses using a provision matrix based on historical billing and collection patterns.

The provision matrix is primarily driven by aging profiles and reflects management’s assessment of historical loss experience. In determining the allowance. The Group considers the effect of credit enhancements, including collateral and guarantees, internal customer credit ratings, and excludes receivables from grain trading transactions that are settled through contractual mechanisms that do not expose the Group to credit risk.

	2025	2024

Trade receivables (Brazil)	1,528,150	2,605,012
Trade receivables (Colombia)	475,052	488,415
(-) Allowance for expected credit losses	(532,472)	(267,628)

Total	1,470,730	2,825,799

Current	1,416,263	2,769,757
Non-current	54,467	56,042

The average effective interest rate used to discount trade receivables for the year ended June 30, 2025 was 1.12% per month (0.90% as of June 30, 2024). The Group does not have any customer that represents more than 10% of its trade receivables or revenues.

As of June 30, 2025, the Group also transferred trade receivables to the FIAGRO (Agro-industrial Supply Chain Investment Fund), a structured entity, as defined by IFRS 10, established under Brazilian law designed specifically for investing in agribusiness credit rights receivables, in the amount of R$203,538 (R$127,421 on June 30, 2024).

As the Group has retained the risks and rewards of ownership, these amounts were not derecognized from trade receivables. Consequently, the liability resulting from these operations is recorded as obligations to FIAGRO quota holders.

Allowance for expected credit losses:

	2025	2024	2023

Opening balance as of June	(267,628)	(188,072)	(151,114)
Increase in allowance	(277,402)	(85,824)	(36,769)
Allowance for credit losses from acquisitions	—	(15,314)	(11,702)
Trade receivables write-off	12,325	25,510	9,500
Exchange rate translation adjustment	233	(3,928)	2,013

Ending balance (i)	(532,472)	(267,628)	(188,072)

(i)        The credit risk of the Group is described in note 8.b.

The aging analysis of trade receivables is as follows:

	2025	2024

Not past due	769,324	1,576,604

Overdue
1 to 60 days	155,845	284,637
61 to 180 days	396,823	746,362
181 to 360 days	82,471	141,770
361 to 720 days	303,522	200,219
Over 720 days	295,217	143,835
Allowance for expected credit losses	(532,472)	(267,628)

	1,470,730	2,825,799